Security Capital Preservation Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated July 9, 2004,
To Prospectus Dated February 1, 2004

The following information supplements and amends the Prospectus:

The investment objective of Security Capital Preservation Fund (the "Fund") is a high level of current income while seeking to maintain a stable value per share. The Fund currently invests all of its assets in the PreservationPlus Income Portfolio, so references to the Fund's investment strategies or portfolio holdings actually are references to the investment strategies or portfolio holdings of the Portfolio.

The Fund has expanded the potential range of the Fund's average portfolio duration. As one of its principal investment strategies, the Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 1 to 4.5 years, a change from the Fund's previous average portfolio duration of 2.5 to 4.5 years. The Fund's average portfolio duration is subject to change from time-to-time in light of market conditions and other relevant considerations.

The Fund may invest in short-term obligations, which may not be covered by Wrapper Agreements. The Wrapper Agreements are used to try to maintain a stable net asset value per share. In addition, as discussed under "Principal Risks - Wrapper Agreement," the SEC staff inquiry into the valuation methodology for Wrapper Agreements has not yet been resolved. For these and other reasons, the Fund may not be able to achieve its objective of a high level of current income while seeking to maintain a stable value per share.

Investors should retain this Supplement for future reference.